As filed with the Securities and Exchange Commission on June 4, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

820 Shades Creek Parkway, Suite 2450

Birmingham, AL 35209
(Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum

820 Shades Creek Parkway, Suite 2450

Birmingham, AL 35209

(Name and address of agent for service)

With copies to:

David J. Baum, Esq.

Alston & Bird LLP

950 F Street, N.W.

Washington, DC 20004

205-994-2815

(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2012

Date of reporting period: October 1, 2011-March 31, 2012

Item 1. Reports to Stockholders.

The Cook & Bynum Fund

Semi-Annual Report | March 31, 2012

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The Cook & Bynum Fund
Shareholder Letter

March 31, 2012 (Unaudited)

Dear Partners:

For the six month period ended March 31, 2012, The Cook & Bynum Fund (the “Fund”) gained 11.8% net of all costs. The S&P 500 plus Dividends (“S&P”) gained 25.9% over the same period. For the one-year period ended March 31, 2012, the Fund gained 12.8% compared to a gain of 8.5% for the S&P. Since inception on July 1, 2009 through March 31, 2012, the Fund is up 49.0% on a cumulative basis compared to 61.4% for the S&P.

Past performance is not indicative of future results and current performance may be lower of higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Market & Portfolio Update

The six months ended March 31, 2012 were strong for domestic equities, especially banks and other financial stocks. We do not own any financials and consequently did not experience the same level of positive gain. That said, the underlying performance of the businesses owned by the Fund was substantially positive. We are willing to look foolish (i.e. underperform broader market indices) for extended periods of time rather than place your capital at risk with an insufficient margin of safety.(1)

Global equities within our circle of competence remain fairly valued to expensive, although we are cautiously optimistic that we will find opportunities if Europe is ultimately unable to contain its sovereign debt crisis. Euro-zone banks are big lenders to places like Latin America, so the process of deleveraging, which must inevitably occur, is likely to cause dislocations outside the Euro-zone as well. We are also carefully watching what we believe might be the beginnings of a real estate collapse in China. We will not make any short bets on either of these macro events but rather will remain focused on not deploying capital into harm’s way. We continue to hold substantial cash and cash equivalents, and closed out positions in Walmart de Mexico (more on this below) and Sears Holdings during the period. We also purchased a small stake in Tesco, a U.K.-based retailer with operations in several emerging markets that we feel has been marked down to a bargain price.

(1)	Graham, Benjamin. “Chapter 20: ‘Margin of Safety’ as the Central Concept of Investment.” The Intelligent Investor, 512-534: New York: Harper Collins, 1973.

The Cook & Bynum Fund
Shareholder Letter

March 31, 2012 (Unaudited)

Richard spent nine days in England in March visiting a hundred stores in an effort to better understand the country’s retail sector. In addition to speaking with managers from Tesco, Richard also met with executives from its competitors. These conversations with competitors are an integral part of our research process as they frequently provide the most important insights into a target company. Dowe is headed to England this month (May) to track the progress of some of Tesco’s recently enacted strategic initiatives. Additionally, we currently plan to drive across Eastern Europe in late May and early June to visit stores in some of the company’s developing markets. While there, we are also scheduled to attend a conference related to a consumer products business that we have been following closely for some time.

Wal-Mart de Mexico Postmortem

Despite the generally poor performance of many emerging markets in 2011, one of our Mexican holdings became very expensive relative to our appraisal of its intrinsic value, even when accounting for the decline of the peso versus the dollar. Given our focus on maintaining a margin of safety for the Fund’s investments, we liquidated our position in Wal-Mart de Mexico (“Walmex”) in the first quarter of 2012. We first purchased this remarkable business in 2007(2), and it has more than doubled in value since then. The first time we visited Monterrey, Mexico we asked managers of Soriana, Walmex’s best competitor, all about their business. The recurring undertone of the discussion was that Walmex was light years ahead of Soriana in all phases, and Soriana was using Walmex as a model for what they should be doing. We visited Walmex’s management the following week in Mexico City and were blown away by the sophistication of all aspects of their business. Since then we have made hundreds of store visits to Walmex’s various formats as well as to Soriana’s and to those of other competitors, including the informal market. We have seldom seen a company with competitive advantages as big as those Walmex enjoys — larger than even the advantages Wal-Mart (US) had over its domestic competitors in 1990. We believe the combination of exceptional operations, the accumulated knowledge of best practices, a deep management team, and superior access to capital makes Walmex truly an extraordinary business and perhaps the finest large company in the world. In fact, Walmex has significantly outperformed our most optimistic expectations over the last six years.

(2)	Incidentally, Richard owned shares in the company, which was named Cifra at the time, when he was 12. Cifra entered a joint venture with Wal-Mart in the early 1990’s and ultimately sold a controlling stake to the Arkansas retailer in 1997. Unfortunately, Richard did not hold onto his original stake.

The Cook & Bynum Fund
Shareholder Letter

March 31, 2012 (Unaudited)

Nonetheless, at the current price we no longer feel that the company trades at an adequate discount to our appraisal of its intrinsic value, which regrettably led us to sell the business. We hope one day to buy it again when the price provides what we consider an appropriate margin of safety.(3)

The Mind of a Value Investor

Seth Klarman, one of the best investment thinkers and writers of our discipline, gave an insightful perspective on the mindset of value investors during an interview with Charlie Rose in November of last year:

Value investors have to be patient and disciplined, but what I really think is you need not to be greedy — if you’re greedy and you leverage, you blow up. Almost every financial blow-up is because of leverage. And then you need to balance arrogance and humility.

When you buy anything, it’s an arrogant act. You’re saying: The markets are gyrating and somebody wants to sell this to me, and I know more than everyone else so I’m gonna stand here and buy it. I’m gonna pay  1/8 more than the next guy wants to pay and buy it. That’s arrogant. And you need the humility to say: But I might be wrong. And you have to do that on everything.(4)

The human condition is such that investors are rarely deficient in arrogance, but humility in decision making tends to be in short supply. We are relentlessly trying to impose a system of checks in an effort to resist this negative natural propensity, including constantly challenging the assumptions key to every current and potential holding. Nevertheless, mistakes are inevitable, which is why the exercise of planning for them and then over-engineering — insisting upon a margin of safety by price paid being a fraction of appraised value — is vital to investing success. This foundational element of Ben Graham’s method helps to guard against basic human foibles.

Thank you for placing both your trust and your assets with Cook & Bynum. We invest substantially all of our liquid net worth alongside our investors — we expect to earn the same returns as you. We have

(3)	Several months after the elimination of Walmex from the portfolio, the company was accused of bribing local officials in Mexico to expedite permitting for new store construction. It seems unlikely that this event will have a negative long-term impact on the intrinsic value of the business.
(4)	A link to the full interview can be found in the C&B Notes section of our website at cookandbynum.com/cb-notes.

The Cook & Bynum Fund
Shareholder Letter

March 31, 2012 (Unaudited)

deliberately designed this Fund’s structure and our rule of investing in our funds to align, as closely as possible, our incentives with your goals. We eschew leverage to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. We insist on a margin of safety in the hope of avoiding permanent losses of capital, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about this mutual fund offering can be found at www.cookandbynum.com/COBYX.

Respectfully,

Richard P. Cook

J. Dowe Bynum

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The Cook & Bynum Fund
Manager Commentary

March 31, 2012 (Unaudited)

As of March 31, 2012, the unaudited net asset value (NAV) attributable to the 5,066,705 shares outstanding of The Cook & Bynum Fund (“Fund”) was $13.75 per share. This NAV compares with an audited NAV of $12.99 per share as of the Fund’s Annual Report dated September 30, 2011. Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment
Inception through 3.31.12

Average Annual Total Return
	1 year	Since Inception*
The Cook & Bynum Fund	12.83%	15.62%
S&P 500 Index†	8.54%	19.04%
*	Fund inception date of July 1, 2009.
†	The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

The Cook & Bynum Fund
Manager Commentary

March 31, 2012 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY(2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s investment strategy. We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values. There is no guarantee that quoted prices will reflect these appraisals over any short period of time. Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas will likely result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets as of the Fund’s fiscal year end. Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.12

*Amount represents less than 0.05% of net assets.

The Cook & Bynum Fund
Manager Commentary

March 31, 2012 (Unaudited)

Portfolio Changes as of 3.31.12

New Holdings	Eliminations
Tesco	Walmart de Mexico Sears Holdings Orchard Hardware Supply — common stock

The Fund purchased a new stake in Tesco PLC during the quarter. Tesco is the largest retailer in the U.K and one of the largest in the world with a significant presence in markets such as South Korea, China, Thailand, Hungary, Ireland, and Poland. Having long been the class of retailing in the U.K., Tesco stumbled most noticeably in the fourth quarter of 2011. Attempting to maintain market share while the country continued its recession, Tesco began their “Big Price Drop” promotion that cost the company both sales and margins. In our opinion the market massively overreacted to this strategic misstep, allowing us to purchase a small stake in this historically strong business at an attractive price. While management originally believed that Tesco could maintain its performance during the recession through cost-cutting alone, they now appear to be reinvesting in their stores to drive like-for-like sales rather than simply expanding square footage. Asian markets remain strong, and we are watching to see if they stabilize things in the U.K.

The Fund eliminated three positions during the period. The most significant sale was of Walmart de Mexico in early 2012. While we still consider this company to be one of the best businesses in the world, the price relative to our appraisal of intrinsic value no longer offered the margin of safety we require to put your capital at risk. The P/E ratio(1) had risen to 30, which means that the company would have to grow owner earnings at a double-digit rate for a long period for us to achieve a satisfactory return. We are not comfortable implicitly predicting that kind of outcome for even a great operator; at some “dear” price even wonderful businesses must be sold.

We also sold our position in Sears Holdings during the period as a short squeeze offered an attractive exit price. The retailer again had a terrible holiday season. While our calculations show that assets are still worth more than the price of the stock, the longer management attempts to operate as a retailer the longer capital is tied up earning sub-par or negative returns, which could rapidly erode this cushion. While the position was relatively small for the Fund at around 3% of assets, its diminishing expected return necessitated its elimination. Also, at the end of December, Sears Holdings spun off its interest in Orchard Hardware Supply to shareholders. This

(1)	The price-to-earnings ratio, often referred to as the P/E ratio, is a valuation ratio of a company’s current share price compared to its per-share earnings.

The Cook & Bynum Fund
Manager Commentary

March 31, 2012 (Unaudited)

company was a trivial part of Sears Holdings and represented a de minimus position for the Fund. We sold this position as there is only prospectus-quality financial data, which does not allow us to properly value the company.

Once again a number of securities contributed to the Fund’s positive performance for the period. Wal-Mart was the biggest position and had the biggest impact, as well. Microsoft was a close second in contribution. Berkshire Hathaway, Arca Continental, and Coca-Cola all contributed meaningfully while Walmart de Mexico, Sears Holdings, Kraft, and Proctor & Gamble had smaller contributions. No security was a meaningful drag on performance for the period. This absence of a laggard should be viewed as an anomaly and is unlikely to be repeated in the future.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves. At period end, the Fund had 30.9% of its net assets invested in cash or cash equivalents (cash, money market fund, U.S. Treasury bills, or foreign government bonds). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and margin of safety. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund. Your portfolio managers do not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com/COBYX. Read the prospectus carefully before investing.

The Cook & Bynum Fund
Disclosure of Fund Expenses

March 31, 2012 (Unaudited)

Expense Example

As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2011 through March 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Cook & Bynum Fund
Disclosure of Fund Expenses

March 31, 2012 (Unaudited)

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During period 10/1/11 to 3/31/12(1)	Expense Ratio
Actual Fund Return	$1,000.00	$1,117.90	$9.95	1.88%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,015.60	$9.47	1.88%
(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

The Cook & Bynum Fund
Schedule of Investments

March 31, 2012 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (55.2%)
Diversified Companies (10.3%)
Berkshire Hathaway, Inc. – Class B(1)	88,500	$7,181,775
General Merchandise Stores (19.0%)
Wal-Mart Stores, Inc.	216,900	13,274,279
Household/Cosmetic Products Manufacturing (5.0%)
Procter & Gamble Co.	51,750	3,478,118
Snack Food Manufacturing (4.9%)
Kraft Foods, Inc. – Class A	90,200	3,428,502
Soft Drink Manufacturing (5.2%)
Coca-Cola Co.	48,500	3,589,485
Software Publishers (10.8%)
Microsoft Corp.	232,900	7,511,025
TOTAL DOMESTIC COMMON STOCKS (Cost $32,139,574)		$38,463,184
FOREIGN COMMON STOCKS (13.7%)
Supermarkets and Other Grocery Stores (4.9%)
Tesco PLC	637,470	$3,364,765
Soft Drink Bottling and Distribution (8.8%)
Arca Continental SAB de CV	1,288,727	6,149,605
TOTAL FOREIGN COMMON STOCKS (Cost $5,766,420)		$9,514,370
PREFERRED STOCKS (0.0%)(2)
Retail (0.0%)(2)
Orchard Supply Hardware Stores Corp., Series A(1)	1,262	$2,638
TOTAL PREFERRED STOCKS (Cost $2,418)		$2,638

The Cook & Bynum Fund
Schedule of Investments

March 31, 2012 (Unaudited)

Description	Principal Amount	Value
SHORT-TERM INVESTMENTS (29.1%)
Foreign Government Bonds (1.5%)
Mexico Cetes, 0.00%, 5/3/12	$1,372,103	$1,068,262
U.S. Treasury Bills (27.6%)
DN, 0.045%, 4/26/12	17,200,000	17,199,463
DN, 0.030%, 5/10/12	2,000,000	1,999,935
TOTAL SHORT-TERM INVESTMENTS (Cost $20,261,279)		$20,267,660
TOTAL INVESTMENTS (98.0%) (Cost $58,169,691)		$68,247,852
TOTAL CASH INCLUDING FOREIGN CURRENCY (1.8%)		1,262,776
TOTAL OTHER ASSETS LESS LIABILITIES (0.2%)		160,056
NET ASSETS (100.0%)		$69,670,684
(1)	Non-income producing security.
(2)	Amount represents less than 0.005% of net assets.

Common Abbreviations:

DN — Discount Note

PLC — Public Limited Company

SAB de CV — Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See accompanying Notes to Financial Statements.

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The Cook & Bynum Fund
Statement of Assets and Liabilities

March 31, 2012 (Unaudited)

ASSETS:
Investments, at value (Cost: $58,169,691)	$68,247,852
Cash	1,254,982
Foreign currency, at value (Cost: $7,744)	7,794
Receivable for investment securities sold	45,675
Interest and dividends receivable	122,180
Receivable for shares sold	100,000
Prepaid expenses and other assets	8,879
Total Assets	69,787,362
LIABILITIES:
Accrued investment advisory fees	66,234
Accrued fund accounting and administration fees	13,132
Accrued chief compliance officer fees	5,000
Accrued trustees fees	3,215
Other payables and accrued expenses	29,097
Total Liabilities	116,678
Net Assets	$69,670,684
COMPOSITION OF NET ASSETS:
Paid-in capital	$58,468,417
Accumulated net investment loss	(147,022)
Accumulated net realized gain on investments and foreign currency transactions	1,271,053
Net unrealized appreciation on investments and foreign currency translation	10,078,236
Net Assets	$69,670,684
Shares of common stock outstanding (unlimited number of shares authorized)	5,066,705
Net Asset Value Per Share	$13.75

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund
Statement of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends	$420,414
Interest	9,004
Total Investment Income	429,418
EXPENSES:
Investment advisory fees	458,146
Fund accounting and administration fees	77,504
Transfer agent fees	30,176
Chief compliance officer fees	29,999
Legal fees	27,555
Insurance fees	12,420
Auditing fees	8,250
Printing fees	7,767
Trustees fees	6,340
Custody fees	4,612
Miscellaneous expenses	9,200
Total Expenses Before Waiver	671,969
Less fees waived/reimbursed by investment advisor	(97,842)
Net Expenses	574,127
Net Investment Loss	(144,709)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
Investment securities	1,311,295
Foreign currency transactions	27,222
Total	1,338,517
Net change in unrealized appreciation on:
Investment securities	5,219,761
Foreign currency translation	324,201
Total	5,543,962
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	6,882,479
Net Increase in Net Assets from Operations	$6,737,770

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2012 (Unaudited)	For the Year Ended September 30, 2011
FROM OPERATIONS:
Net investment loss	$(144,709)	$(68,870)
Net realized gain on investment securities and foreign currency transactions	1,338,517	3,196,862
Net change in unrealized appreciation on investments and foreign currency translation	5,543,962	701,402
Net Increase in Net Assets from Operations	6,737,770	3,829,394
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(30,443)
From net realized gains	(3,194,501)	(603,035)
Total Distributions	(3,194,501)	(633,478)
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	8,913,559	18,886,532
Dividends reinvested	3,100,811	633,072
Value of shares redeemed	(2,561,811)	(2,908,996)
Net Increase Resulting from Capital Share Transactions	9,452,559	16,610,608
Redemption fees	—	463
Net Increase in Net Assets	12,995,828	19,806,987
NET ASSETS:
Beginning of period	56,674,856	36,867,869
End of period*	$69,670,684	$56,674,856
*Includes Accumulated Net Investment Loss of:	$(147,022)	$(2,313)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund
Financial Highlights

For a share outstanding throughout the periods indicated

Net asset value – beginning of period
Income from Investment Operations:
Net investment loss
Net realized and unrealized gain on investments and foreign currency transactions
Total Income from Investment Operations
Distributions to Shareholders:
Net investment income
Net realized gains
Total Distributions
Capital Share Transactions:
Redemption fees added to paid-in capital
Total Capital Share Transactions
Net asset value – end of period
Total Return(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment loss including reimbursement/waiver
Net investment loss excluding reimbursement/waiver
Portfolio turnover rate

The Cook & Bynum Fund
Financial Highlights

For a share outstanding throughout the periods indicated

For the Six Months Ended March 31, 2012 (Unaudited)		For the Year Ended September 30, 2011		For the Year Ended September 30, 2010		For the Period July 1, 2009 (inception) to September 30, 2009
$12.99		$11.94		$10.39		$10.00

(0.03	)(1)	(0.02	)(1)	(0.02	)(1)	(0.02	)(1)
1.48	(1)	1.26	(1)	1.69	(1)	0.41	(1)
1.45		1.24		1.67		0.39

—		(0.01)		—		—
(0.69)		(0.18)		(0.12)		—
(0.69)		(0.19)		(0.12)		—

—		0.00	(2)	0.00	(2)	—
—		0.00	(2)	0.00	(2)	—
$13.75		$12.99		$11.94		$10.39
11.79%		10.49%		16.11%		3.90%

$69,671		$56,675		$36,868		$22,623

1.88	%(4)	1.88%		1.88%		1.88	%(4)
2.20	%(4)	2.53%		3.35%		5.60	%(4)
(0.47	%)(4)	(0.15%)		(0.17%)		(0.85	%)(4)
(0.79	%)(4)	(0.80%)		(1.64%)		(4.57	%)(4)
25%		39%		31%		0	%(5)
(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Less than 1%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2012.

A. Security Valuation:  Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities and are categorized in Level 2 of the fair value hierarchy. Debt securities having

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, and are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee. The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated. In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy. In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at measurement date.
Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3:	Significant unobservable prices or inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

Investments in Securities at Value(a)	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Domestic Common Stocks	$38,463,184	$—	$—	$38,463,184
Foreign Common Stocks	9,514,370	—	—	9,514,370
Preferred Stock	2,638	—	—	2,638
Short-Term Investments	—	20,267,660	—	20,267,660
TOTAL	$47,980,192	$20,267,660	$—	$68,247,852
(a)	For detailed descriptions, see accompanying Schedule of Investments.

During the six months ended March 31, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period. All securities of the Fund were valued using Level 1 and Level 2 inputs during the six months ended March 31, 2012. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Ordinary Income	$595,003	$258,686
Long-Term Capital Gains	38,475	—
Total	$633,478	$258,686

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended September 30, 2011, certain differences were reclassified. These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Increase/(Decrease) Paid-in capital	$—
Increase/(Decrease) Accumulated net investment income/(loss)	$69,825
Increase/(Decrease) Accumulated net realized gain/(loss)	$(69,825)

B. Tax Basis of Investments:  The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2011, were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$5,626,686
Gross unrealized depreciation (excess of tax cost over value)	(1,112,746)
Net appreciation (depreciation) of foreign currency and derivatives	(47,128)
Net unrealized appreciation/(depreciation)	4,466,812
Cost of investments for income tax purposes	$46,895,681

C. Post-October Loss:  Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2011, the Fund elected to defer currency losses occurring between November 1, 2010 and September 30, 2011 in the amount of $2,313.

D. Tax Basis of Distributable Earnings:  As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Post-October currency losses	$(2,313)
Accumulated net investment income	131,899
Accumulated long-term capital gains	3,062,600
Net unrealized appreciation/(depreciation) on investments	4,466,812
Total distributable earnings	$7,658,998

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY
TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.88% of average daily net assets through February 1, 2013. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.88%, but only to the extent it does not cause the operating expenses to exceed 1.88% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. For the six months ended March 31, 2012, and years ended September 30, 2011, and September 30, 2010, the Adviser may in the future recover fee reductions and expense reimbursements totaling

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

$97,842, $301,508 and $420,715, respectively, from the Fund. The Adviser may recover these amounts no later than September 30, 2014, 2013 and 2012, respectively.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Administrative Agreement:  Prior to April 30, 2012, pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (“ALPS”) served as administrator to the Fund. Effective April 30, 2012, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator.

Distribution Agreement:  ALPS Distributors, Inc. (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. It is anticipated that BHIL Distributors, Inc. (an affiliate of Beacon Hill Fund Services, Inc.) will become the Fund’s distributor in the third quarter of calendar year 2012.

Transfer Agency Agreement:  ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund. It is anticipated that USBFS will become the Fund’s transfer agent in the third quarter of calendar year 2012.

Chief Compliance Officer Agreement:  Prior to May 7, 2012, an employee of ALPS, pursuant to a Chief Compliance Officer (“CCO”) Agreement, served as CCO for the Trust. Effective May 7, 2012, an employee of the Adviser serves as CCO for the Trust.

Another employee of ALPS served as Treasurer of the Fund prior to May 7, 2012. Effective May 7, 2012, an employee of USBFS serves as the Treasurer.

Custody Agreement:   Prior to May 7, 2012, pursuant to a Custody Agreement, Fifth Third Bank acted as custodian for the Fund. Effective May 7, 2012, U.S. Bank, N.A. serves as the custodian for the Fund.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2012, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $14,501,586 and $10,723,129, respectively.

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2012, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended March 31, 2012 (Unaudited)	For the Year Ended September 30, 2011
Beginning Shares	4,361,401	3,086,738
Shares Sold	657,858	1,442,119
Shares Issued in Reinvestment of Distributions	242,251	51,054
Total	5,261,510	4,579,911
Less Shares Redeemed	(194,805)	(218,510)
Ending Shares	5,066,705	4,361,401

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2012, Charles Schwab & Co. owned, of record or beneficially, approximately 86.6% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value

The Cook & Bynum Fund
Notes to Financial Statements

March 31, 2012 (Unaudited)

and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•	New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
•	The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.
•	Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

The Cook & Bynum Fund
Additional Information

March 31, 2012 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) shall receive an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

2. OTHER INFORMATION

A copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund toll-free at 1-877-839-COBY (2629) or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

The Fund files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. UNAUDITED TAX INFORMATION

Dividends Received Deduction

For corporate shareholders, 16.93% of the ordinary dividends paid during the year ended September 30, 2011 qualify for the dividends received deduction.

Qualified Divided Income

The percentage of ordinary income dividends distributed during the year ended September 30, 2011 designated as qualified dividend income (QDI) as defined in section 1(h)(11) of the Internal Revenue Code is 49.15%.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $38,475 as long-term capital gains dividends.

The Cook & Bynum Fund
Additional Information

March 31, 2012 (Unaudited)

4. TRUSTEES AND OFFICERS

The business affairs of The Cook & Bynum Fund (the “Fund”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth on the following page. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund
Additional Information

March 31, 2012 (Unaudited)

Interested Trustees and Officers

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
J. Dowe Bynum* Age 34	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None

+	Unless otherwise indicated, the address of each Trustee of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
*	Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund
Additional Information

March 31, 2012 (Unaudited)

Independent Trusteesˆ

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
Charles H. Ogburnˆ Age 56	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company since January 1, 2010. From 2001 to 2010, he was Executive Director at the international investment firm Arcapita Inc. Before joining Arcapita, Mr. Ogburn spent more than 15 years at the investment banking firm The Robinson-Humphrey Company Inc.	1	Director, Caribou Coffee Company; Non-Executive Chairman, Crawford & Company

Bruce F. Rogersˆ Age 53	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None

ˆ	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
+	Unless otherwise indicated, the address of each Trustee of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term.

The Cook & Bynum Fund
Additional Information

March 31, 2012 (Unaudited)

Additional Officers of the Trust

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years
Richard P. Cook Age 33	President	Mr. Cook has served as President of the Trust since March 2009.	Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC. From August 2001 to December 2006, Mr. Cook also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.

Lauren Johnson Age 31 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Ms. Johnson has served as Treasurer of the Trust since May 2011.ˆˆ	Ms. Johnson is Assistant Vice President of ALPS, having joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003 – 2005). Ms. Johnson also serves as Treasurer for the Reaves Utility Income Fund, and as Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund and Macquarie Global Infrastructure Total Return Fund.

+	Unless otherwise indicated, the address of each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Officer serves for an annual term or until his or her successor is elected and qualified.
ˆˆ	At a meeting of the Board of Trustees held May 7, 2012, the Board of Trustees accepted the resignation of Ms. Johnson as Treasurer of the Trust. At that same meeting the Board of Trustees elected Mr. Jason A. Hadler as Treasurer of the Trust.

The Cook & Bynum Fund
Additional Information

March 31, 2012 (Unaudited)

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years
Theodore Uhl Age 37 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Uhl has served as Chief Compliance Officer of the Trust since September 30, 2010.‡	Mr. Uhl joined ALPS in October 2006 and is currently a Deputy Compliance Officer for ALPS. Prior to assuming his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as a Sr. Analyst with Enenbach and
Associates (RIA), and as a Sr. Financial Analyst at Sprint.

David A. Hobbs Age 34	Vice President	Mr. Hobbs has served as a Vice President of the Trust since January 2011.	Since May 2010, Mr. Hobbs has served as a Principal and COO of Cook & Bynum Capital Management, LLC. From June 2003 to May 2010 he was a Principal of Founders Investment Banking, LLC.

Ashley A. Morris Age 37	Vice President and Assistant Secretary	Ms. Morris has served as Vice President and Assistant Secretary of the Trust since May 2009.	Ms. Morris has served as Director of Mutual Funds for Cook & Bynum Capital Management, LLC since January 2009. Ms. Morris was Director of Operations for Jason Buha, LLC from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008. Prior to 2001, Ms. Morris was a Corporate Finance Analyst with The Robinson Humphrey Company in Atlanta, Georgia.

+	Unless otherwise indicated, the address of each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Officer serves for an annual term or until his or her successor is elected and qualified.
‡	At a meeting of the Board of Trustees held May 7, 2012, the Board of Trustees accepted the resignation of Mr. Uhl as CCO of the Trust. At that same meeting the Board of Trustees elected Ms. Ashley A. Morris as CCO of the Trust.

The Cook & Bynum Fund

Semi-Annual Report | March 31, 2012

Fund distributed by ALPS Distributors, Inc.
www.cookandbynum.com    877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cook & Bynum Funds Trust

By (Signature and Title) /s/ Richard P. Cook

Richard P. Cook,

President (Principal Executive Officer)

Date June 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) Cook & Bynum Funds Trust

By (Signature and Title) /s/ Richard P. Cook

Richard P. Cook,

President (Principal Executive Officer)

Date June 3, 2012

By (Signature and Title) /s/ Jason F. Hadler

Jason F. Hadler,
Treasurer (Principal Financial Officer)

Date May 30, 2012